Simplify US Equity PLUS Upside Convexity ETF

SPUC

Supplement dated March 19, 2025 to the Prospectus and Statement of Additional Information

(“SAI”) each dated October 28, 2024

Effective immediately, the following sections of the Simplify US Equity PLUS Upside Convexity ETF’s (the “Fund”) Prospectus and SAI have been amended or restated as shown below.

The disclosure under the paragraph heading “Portfolio Managers” on page 123 of the Prospectus is replaced in its entirety with the following:

David Berns, Chief Investment Officer of the Adviser; Shailesh Gupta, Chief Investment Officer of Structural Alpha for the Adviser; and Jeff Schwarte, Chief Equity Strategist of the Adviser; serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in September 2020. Mr. Gupta has served the Fund as a portfolio manager since March 2025. Mr. Schwarte has served the Fund as a portfolio manager since November 2024. Dr. Berns, Mr. Gupta, and Mr. Schwarte are jointly and primarily responsible for the management of the Fund.

The second sentence in the section entitled “PORFOLIO MANAGERS” on page 40 of the SAI is revised as follows:

David Berns, Michael Green and Jeff Schwarte serve as the portfolio managers of the Simplify US Equity PLUS Convexity ETF and Simplify US Equity PLUS Downside Convexity ETF.

The tenth sentence in the section entitled “PORTFOLIO MANAGERS” on page 40 of the SAI is revised as follows:

David Berns, Shailesh Gupta and Jeff Schwarte serve as portfolio managers of Simplify Volatility Premium ETF and Simplify US Equity PLUS Upside Convexity ETF.

This Supplement dated March 19, 2025, provides relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.